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                                                                    EXHIBIT 10.5


                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$40,000,000                                                 Dated:  July 1, 1996

    FOR VALUE RECEIVED, the undersigned, NATIONAL AMERICAN CORPORATION, a Nevada corporation ( "Borrower"), hereby promises to pay to the order of THOUSAND TRAILS, INC., a Delaware corporation and the successor by merger to USTRAILS
INC. ("Lender"), the principal sum of FORTY MILLION DOLLARS ($40,000,000) or, if less, the aggregate principal amount as may from time to time be outstanding of the Revolving Advances (as hereinafter defined) made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined) on the terms and in the amounts as set forth in the Credit Agreement together with interest on the unpaid principal balance of each Revolving Advance from the date of such Advance until said principal amount is paid in full. On the Termination Date, the Borrower shall repay in full all then outstanding obligations under the Loans including the principal amount of all then outstanding Revolving Credit Loans. The Borrower shall pay interest on the unpaid principal amount of this Revolving Credit Note, from the date hereof until such principal amount shall be paid in full, at the following rates per annum, payable monthly in arrears on the last day of each month, and on the date principal is due, whether at stated maturity, on acceleration or otherwise (provided that interest on any past due payment shall be payable on demand): a rate per annum equal at all times to (x) the lesser of (i) nine percent (9%) per annum, or (ii) the Highest Lawful Rate: provided, however, upon the occurrence and during the continuance of an Event of
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Default, interest on all outstanding Revolving Credit Loans shall instead accrue at a rate per annum equal at all times to (y) the lesser of (i) the Highest Lawful Rate and (ii) 2% per annum above the rate per annum otherwise required to be paid on such Revolving Advances pursuant to clause (x) above.

    This Revolving Credit Note renews, restates and extends, and does not extinguish, indebtedness in the amount of $18,241,711.98 representing the entire unpaid principal balance under the Revolving Credit Note dated November 10, 1994 (the "1994 Credit Note"), made by Borrower in favor of Lender in the original principal amount of $40,000,000.

    This Revolving Credit Note shall constitute the Revolving Credit Note referred to in, and is entitled to the benefits of and obligations pertaining to, the Credit Agreement dated as of December 31, 1991 (as amended, the "Credit Agreement"), between Borrower and Lender, and all liens, assignments and security interests in connection therewith.

    Both principal and interest are payable in lawful money of the United States of America to the Lender at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234, in same day funds. Each Revolving Advance made by Lender to Borrower pursuant to the Credit Agreement and all payments made on account of principal hereof shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Note.

    Borrower hereby waives presentment, notice of dishonor and protest.

    The Credit Agreement, among other things, (i) provides for the making of advances (the "Revolving Advances") by Lender to Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each such Revolving Advance being evidenced by this Revolving Credit Note, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and (iii) provides that the obligations of Borrower under the Credit Agreement, including obligations under this Note, are secured by the Guaranty, the Security Agreement, the Mortgages and the other Loan Documents (other than this Note and the Term Loan Note), which are hereby ratified, confirmed, brought forward, renewed, extended and rearranged, as security for the payment of this Amended and Restated Revolving Credit Note, in

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addition to and cumulative of all other security for this Note. All terms not expressly defined herein shall have the same definitions as set forth in the Credit Agreement.

    The validity, meaning, enforceability and effect of this Revolving Credit Note shall be governed by the laws of the State of Texas.

                                 NATIONAL AMERICAN CORPORATION



                                      By:  s/Harry J. White, Jr.
                                          --------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

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                         REVOLVING CREDIT NOTE (Cont'd)
                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                           Amount of
                       Amount of           Principal             Notation
      Date                Loan              Repaid                Made By
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   7/1/96          $18,241,711.98
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